                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350)

            In  connection  with  the  Annual  Report  on Form  10-K/A  of Lynch
Interactive Corporation (the "Company") for the year ended December 31, 2004, as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"),  Mario J. Gabelli, as Chief Executive Officer of the Company,  hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ Mario J. Gabelli
                                                   ---------------------------------
                                                   Mario J. Gabelli
                                                   Chief Executive Officer
                                                   May 2, 2005